Exhibit 99.1

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF MARCH 31, 2023

	(A) Hainan Manaslu	(B) Able View	Pro Forma Adjustments		Pro Forma Balance Sheet
ASSETS
Current Assets
Cash and cash equivalents	$9,194	$5,773,380	$73,508,987	(b)	$4,960,705
	—	—	(2,242,500	)(c)	—
	—	—	(72,088,356	)(d)	—
Accounts receivable	—	21,138,144	—		21,138,144
Prepayments and other current assets	119,867	3,487,772	(466,787	)(e)	3,140,852
Amount due from related parties	—	3,053,451	—		3,053,451
Inventories	—	18,678,648	—		18,678,648
Total Current Assets	129,061	52,131,395	(1,288,656)		50,971,800

Non-current Assets
Cash and investments held in trust account	71,587,428	—	1,921,559	(a)	—
	—	—	(73,508,987	)(b)	—
Other non-current assets	—	686,380	—		686,380
Property and equipment, net	—	374,005	—		374,005
Right of use assets	—	175,004	—		175,004
Deferred tax assets	—	1,254,547	—		1,254,547
Total Non-current Assets	71,587,428	2,489,936	(71,587,428)		2,489,936
Total Assets	$71,716,489	$54,621,331	$(72,876,084)		$53,461,736

LIABILITIES
Current Liabilities
Short-term loans	$—	$15,685,674	$—		$15,685,674
Accounts payable	—	841,647	—		841,647
Advance from customers	—	219,431	—		219,431
Income tax payable	—	2,315,764	—		2,315,764
Lease liabilities	—	299,461	—		299,461
Other payable and accrued expenses	155,483	1,978,440	—		2,133,923
Amount due to related parties	18,453	9,380,129	—		9,398,582
Total current liabilities	173,936	30,720,546	—		30,894,482
Amount due to related parties, noncurrent	—	18,350,020	—		18,350,020
Lease liabilities, noncurrent	—	19,394	—		19,394
Deferred underwriting compensation	2,242,500	—	(2,242,500	)(c)	—
Total Liabilities	$2,416,436	$49,089,960	$(2,242,500)		$49,263,896

Commitments and Contingencies

Mezzanine Equity (Aggregate liquidation preference of $3,135,781 as of December 31, 2022)
Series A convertible redeemable preferred shares (par value $0.0001 per share, 15,750 and nil shares authorized, issued and outstanding as of December 31, 2022)	—	3,135,781	(3,135,781	)(f)	—
Ordinary shares, subject to possible redemption: 6,900,000 shares (at redemption value of $10.37 per share)	71,587,428	—	1,921,559	(a)	—
	—	—	(72,088,356	)(d)	—
	—	—	(1,421,631	)(h)	—
Shareholders’ (Deficits) Equity			—
Common stock	207	100	3,727	(f)	4,159
	—	—	112	(g)	—
	—	—	13	(h)	—
Additional paid-in capital	—	2,369,435	(466,787	)(e)	4,167,626
	—	—	844,472	(f)	—
	—	—	(112	)(g)	—
	—	—	1,421,618	(h)	—
(Accumulated deficits) Retained earnings	(2,287,582)	30,198	2,287,582	(f)	30,198
Accumulated other comprehensive loss	—	(4,143)	—		(4,143)
Total Shareholders’ (Deficits) Equity	(2,287,375)	2,395,590	4,089,625		4,197,840
Total Liabilities, Mezzanine Equity and Shareholders’ (Deficits) Equity	$71,716,489	$54,621,331	$(72,876,084)		$53,461,736

Unaudited Pro Forma Combined Balance Sheet Adjustments

The pro forma adjustment to the unaudited combined pro forma balance sheet consists of the following:

(A)	Derived from the balance sheet of HMAC as of March 31, 2023.

(B)	Derived from the consolidated balance sheet of Able View as of December 31, 2022.

a.	Reflects the addition of cash held in the Trust Account from March 31, 2023 through the redemption date.

b.	Reflects the release of cash from cash and investment held in the Trust Account.

c.	Reflects the settlement of $2.2 million of deferred underwriting commission incurred during the HMAC IPO due upon completion of the business combination.

d.	Reflects HMAC shareholders exercise their redemption rights, 6,766,561 HMAC shares previously subject to redemption for cash amounting to $72.1 million would be transferred to shareholders’ equity.

e.	Reflects an adjustment $0.5 million to reduce deferred offering costs, which was already reflected on Able View’s historical financial statement. As part of the Business Combination, the $0.5 million was determined to be deferred offering costs and offset to additional-paid-in capital.

f.	Reflects 1) recapitalization of Able View through issuance of HMAC shares and eliminate HMAC historical accumulated earnings; 2) the contribution of all the share capital in Able View to HMAC.

g.	Reflects issuance of 1,120,000 ordinary shares to financial advisor upon consummation completion of Business Combination.

h.	Reflects reclassification of remaining 133,439 HMAC shares previously subject to redemption for cash to equity upon consummation completion of Business Combination.

i.	The unaudited pro forma balance sheet does not reflect the contingent liabilities to pay an aggregate of 3,200,000 additional Pubco Ordinary Shares as earnout consideration after the Closing because the Pubco’s performance for the years ended December 31, 2023 and 2024 cannot be reliably estimated as of the date of this proxy statement/prospectus.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MARCH 31, 2023

	(A) Hainan Manaslu	(B) Able View	Pro Forma Adjustments		Pro Forma Income Statement
Total revenue	$—	$145,256,257	$—		$145,256,257
Cost of revenue	—	(112,718,709)	—		(112,718,709)
Gross profit	—	32,537,548	—		32,537,548

Operating expenses
Selling and marketing expenses	—	(18,283,260)	—		(18,283,260)
General and administrative expenses	(378,756)	(4,111,399)	—		(4,490,155)
Total operating expenses	(378,756)	(22,394,659)	—		(22,773,415)
Income from operations	(378,756)	10,142,889	—		9,764,133

Total other income (expenses), net	1,552,433	(770,053)	(1,552,425	)(a)	(770,045)
Income before income taxes	1,173,677	9,372,836	(1,552,425)		8,994,088
Income tax expenses	—	(1,469,225)	—		(1,469,225)
Net income	1,173,677	7,903,611	(1,552,425)		7,524,863
Accretion of convertible redeemable preferred shares	—	(135,781)	—		(135,781)
Net income attributable to Able View Inc’s preferred shareholders	—	(120,446)	—		(120,446)
Net income attributable to Able View Inc’s ordinary shareholders	$1,173,677	$7,647,384	$(1,552,425)		$7,268,636

Weighted average shares outstanding of ordinary shares	—	1,000,000	40,590,429	(b)	41,590,429
Weighted average shares outstanding of redeemable ordinary shares	4,310,137	—	(4,310,137)		—
Basic and diluted net income per ordinary share	1.07	7.65	—		0.17
Weighted average shares outstanding of non-redeemable ordinary shares	1,938,321	—	(1,938,321)		—
Basic and diluted net loss per ordinary share	(1.78)	—	—		—

Notes and adjustment to Unaudited Pro Forma Condensed Combined Statement of Income

The notes and pro forma adjustments to the unaudited condensed combined pro forma statements of operations consist of the following:

A.	Derived from HMAC’s statement of operations for the year ended December 31, 2022, and unaudited statement of operations for the three months ended March 31, 2023 and 2022.

B.	Derived from Able View’s consolidated statement of operations for the year ended December 31, 2022.

(a)	Represents an adjustment to eliminate interest income related to cash and investment held in Trust Account.

(b)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the business combination occurred as of the earliest period presented. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed in the Business Combinations for the entire period. The calculation of weighted average shares outstanding for the twelve months ended March 31, 2023, assuming no redemption into cash, is set forth in below table:

For the Twelve Months Ended March 31, 2023
Able View’s shareholders	37,546,430
HMAC’s Public Shareholders	133,349
Holders of HMAC’s ordinary shares converted from the Public Rights	690,000
Sponsor	1,725,000
HMAC’s Private Shareholders	341,500
HMAC’s Private Shares converted from the Private Rights	34,150
Shares issued to financial advisor as the compensation of financial advisory services upon successful Business Combination	1,120,000
Weighted average shares outstanding of ordinary shares	41,590,429
Less: HMAC’s Weighted average shares outstanding of ordinary shares	—
Less: Able View’s Weighted average shares outstanding of ordinary shares	(1,000,000)
Adjustment (b)	40,590,429

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